NATIONWIDE VARIABLE INSURANCE TRUST

Loring Ward NVIT Capital Appreciation Fund
Loring Ward NVIT Moderate Fund

Supplement dated March 13, 2017
to the Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on March 8, 2017, the Board approved the termination of LWI Financial Inc. ("LWI") as the subadviser to the Loring Ward NVIT Capital Appreciation Fund and the Loring Ward NVIT Moderate Fund (the "Funds") and approved the assumption by Nationwide Fund Advisors ("NFA") of asset allocation managerial responsibilities for the Funds. This change is anticipated to be implemented on or about May 1, 2017 (the "Effective Date").

2.
The Board approved an amendment to the investment advisory agreement between NFA and the Trust, as it relates to each Fund, reducing the contractual fee rate payable to NFA. Commencing as of the Effective Date, the total management fee that will be paid by each Fund, expressed as a percentage of each Fund's average daily net assets, and not including any applicable fee waivers, will be as follows:

Assets	Fee
Assets up to $500 million	0.17%
Assets of $500 million and more	0.13%

3.
The Board approved an amendment to the expense limitation agreement between NFA and the Trust, as it relates to each Fund and as identified in Footnote 1 to the Expense Tables that appear on pages 2 and 6 of the Prospectus, respectively, reducing the expense limitation for each Fund from 0.33% to 0.24%.

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